                                                                    EXHIBIT 32.2

                              COMMUNITY FIRST, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Community First, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dianne Scroggins, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, aS adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                            /s/ Dianne Scroggins
                                                         -----------------------
                                                                Dianne Scroggins
                                                         Chief Financial Officer
                                                               November 15, 2004